SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2003
CONCORD EFS, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	001-31527 (Commission File Number)	04-2462252 (IRS Employer Identification No.)

2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee, 38133 (Address of Principal Executive Offices, including Zip Code)
(901) 371-8000 (Registrant’s Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

The following information, including the press release attached as Exhibit 99.1, is being furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216:

On April 29, 2003, Concord EFS, Inc. issued a press release containing earnings information for its first quarter of 2003 ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD EFS, INC.

Date: April 29, 2003	By:	/S/ EDWARD T. HASLAM

Edward T. Haslam
	Its:	Senior Vice President, Chief Financial Officer and Treasurer

2

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Concord EFS, Inc., dated April 29, 2003.

3